ACQUISITIONS	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS

NOTE 3 – ACQUISITIONS

On January 15, 2021, through Shyp FX, the Company executed an asset purchase agreement (“APA”) and closed a transaction to acquire substantially all of the assets and certain liabilities of Double D Trucking, Inc., a northern New Jersey-based logistics provider specializing in servicing Federal Express over the past 25 years (“DDTI”), including last-mile delivery services using vans and box trucks. The purchase price was $100,000 of cash and a promissory note of $400,000. The principal assets involved in the acquisition were vehicles for cargo transport, system equipment for vehicle tracking and navigation of vehicles, and delivery route rights together with assumption of associated customer relationships. The acquisition of DDTI made the Company an approved contracted service provider of FedEx, which, the Company believes fits in well with its current geographic coverage area and may lead to additional expansion opportunities within the FedEx network.

On March 24, 2021, TLSS Acquisition acquired all of the issued and outstanding shares of capital stock of Cougar Express, Inc., a New York-based full-service logistics provider specializing in pickup, warehousing, and delivery services in the New York tri-state area (“Cougar Express”). The purchase price was $2,000,000 of cash plus cash for the acquisition of security deposits, a cash payment equal to 50% of the difference between cash and accounts receivable acquired and accounts payable assumed, less the assumption of truck loans and leases, and a promissory note of $350,000. The previous owner of Cougar Express is barred from competing with the Cougar Express business for five years. Cougar Express was a family-owned full-service transportation business that has been in operation for more than 30 years providing one-to-four person deliveries and offering white glove services. It utilizes its own fleet of trucks, warehouse/driver/office personnel and on-call subcontractors from its convenient and secure New York JFK airport area location, allowing it to pick-up and deliver throughout the New York tri-state area. Cougar Express serves a diverse base of approximately 50 commercial accounts, which are freight forwarders that work with some of the most notable retail businesses in the country. The Company believes that the acquisition of Cougar Express fits its current business plan, given Cougar Express’s demographic location, services offered, and diversified customer base, and given that it would provide the Company with a long-standing, well-run profitable operation as a step to begin replacing the revenue it lost as a result of Amazon’s terminating its delivery service provider business. Furthermore, the Company believes that, because Cougar Express is strategically based in New York and serves the tri-state area, organic growth opportunities will be available for expanding its footprint into the Company’s primary base of operations in New Jersey, as well as efficiencies that could be derived by leveraging Shypdirect’s operational capabilities.

The assets acquired and liabilities assumed are recorded at their estimated fair values on the acquisition date, subject to adjustment during the measurement period with subsequent changes recognized in earnings or loss. These estimates are inherently uncertain and are subject to refinement. Management develops estimates based on assumptions as a part of the purchase price allocation process to value the assets acquired and liabilities assumed as of the business acquisition date. As a result, during the purchase price measurement period, which may be up to one year from the business acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed based on completion of valuations, with the corresponding offset to intangible assets. After the purchase price measurement period, the Company may record any adjustments to assets acquired or liabilities assumed in operating expenses in the period in which the adjustments may have been determined. During the three months ended September 30, 2021, the Company increased the customer relations intangible asset acquired and accrued expenses by $7,057 to reflect additional funds due to the owner of Cougar Express.

Based upon the purchase price allocation, the following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of the respective acquisition:

	DDTI	Cougar Express	Total
Assets acquired:
Cash	$-	$10,031	$10,031
Accounts receivable	-	265,175	265,175
Other assets	-	40,874	40,874
Transportation vehicles	209,585	-	209,585
Equipment	20,000	27,831	47,831
Right of use assets	44,388	-	44,388
Other receivable	-	622,240	622,240
Non-compete agreement	-	150,000	150,000
Customer relations	373,449	2,123,768	2,497,217
Total assets acquired at fair value	647,422	3,239,919	3,887,341
Liabilities assumed:
Notes payable	(103,034)	(16,184)	(119,218)
PPP loan payable	-	(622,240)	(622,240)
Accounts payable	-	(132,155)	(132,155)
Accrued expenses	-	(40,059)	(40,059)
Lease liabilities	(44,388)	-	(44,388)
Total liabilities assumed	(147,422)	(810,638)	(958,060)
Net asset acquired	$500,000	$2,429,281	$2,929,281

Purchase consideration paid:
Cash paid	$100,000	$2,033,146	$2,133,146
Acquisition payable	-	46,135	46,135
Promissory notes	400,000	350,000	750,000
Total purchase consideration paid	$500,000	$2,429,281	$2,929,281

The Company shall record acquisition and transaction related expenses in the period in which they are incurred. During the years ended December 31, 2021 and 2020, acquisition and transaction related expenses primarily consisted of legal fees of approximately $8,200 and $0, respectively. Additionally, the Company paid expenses and fees relating to the sale of Series E preferred stock in which a portion of the proceeds were used to pay the cash portion of the consideration (see Note 9).

The following unaudited pro forma consolidated results of operations have been prepared as if the acquisition of Cougar Express had occurred as of the beginning of the following periods:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net Revenues	$6,191,984	$28,743,607
Net Income (Loss)	$6,097,718	$(43,057,147)
Net Income (Loss) Attributable to Common Shareholders	$3,447,501	$(62,280,389)
Net Income (Loss) per Share	$0.00	$(0.08)

Pro forma data does not purport to be indicative of the results that would have been obtained had these events actually occurred at the beginning of the periods presented and is not intended to be a projection of future results.